                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant /X/
         Filed by a Party other than the Registrant / /

         Check the appropriate box:
         / /   Preliminary Proxy Statement                             / / Confidential, For Use of the
         /X/   Definitive Proxy Statement                                  Commission Only (as permitted
         / /   Definitive Additional Materials                             by Rule 14a-6(e)(2))
         / /   Soliciting Material Pursuant to Rule 14a-11(c)
               or Rule 14a-12


                                  -----------

                              MICHAELS STORES, INC.
                (Name of Registrant as Specified in Its Charter)

                                  -----------

         Payment of filing fee (Check the appropriate box):
         /X/   No fee required
         / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.
               (1)  Title of each class of securities to which transaction applies:
               (2)  Aggregate number of securities to which transactions
                    applies:
               (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               (4)  Proposed maximum aggregate value of transaction:
               (5)  Total fee paid:
          / /  Fee paid previously with preliminary materials:
         / /   Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
               (1)  Amount previously paid:
               (2)  Form, Schedule or Registration Statement no.:
               (3)  Filing Party:
               (4)  Date Filed:

                              MICHAELS STORES, INC.
                             8000 BENT BRANCH DRIVE
                               IRVING, TEXAS 75063

                                                                 August 11, 2000

Dear Stockholder:

           You are cordially invited to attend the Annual Meeting of Stockholders of Michaels Stores, Inc. to be held at The Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Wednesday, September 13, 2000, at 10:30 a.m. central time.

           The attached Notice of Annual Meeting and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting. During the Annual Meeting, stockholders will consider and vote upon the election of two members to the Board of Directors.

           Certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have. I hope you will be able to attend.

           We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a Proxy.

                                                         Sincerely,



                                                          SAM WYLY
                                                     CHAIRMAN OF THE BOARD

                              MICHAELS STORES, INC.
                             8000 BENT BRANCH DRIVE
                               IRVING, TEXAS 75063


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 13, 2000

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Michaels Stores, Inc. (the "Company") will be held at The Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Wednesday, September 13, 2000, at 10:30 a.m. central time for the following purposes:

      (1) To elect two members to the Company's Board of Directors (the "Board") for terms expiring in 2003.

      (2) To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

      The close of business on July 26, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours at the offices of the Company at 8000 Bent Branch Drive, Irving, Texas 75063.

      STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors



                                                    MARK V. BEASLEY
                                                       SECRETARY
Irving, Texas
August 11, 2000

                                                 PROXY STATEMENT
                                                TABLE OF CONTENTS



                                                                                                                 Page
GENERAL QUESTIONS AND ANSWERS..................................................................................... 1

PROPOSAL NO. 1: ELECTION OF TWO DIRECTORS......................................................................... 3

BOARD MEETINGS AND COMMITTEES..................................................................................... 4

EXECUTIVE OFFICERS OF THE COMPANY................................................................................. 6

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP................................................................... 8

MANAGEMENT COMPENSATION.......................................................................................... 10

         Summary Compensation Table.............................................................................. 10

         Option Grants During Fiscal Year 1999................................................................... 11

         Option Exercises During Fiscal Year 1999 and Fiscal Year-End Option Values.............................. 12

         Compensation of Directors............................................................................... 12

         Employment and Change of Control Agreements............................................................. 12

         Compensation and Stock Option Committee Interlocks and Insider Participation............................ 13

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES........................................................... 14

STOCK PERFORMANCE CHART.......................................................................................... 16

CERTAIN TRANSACTIONS............................................................................................. 17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................................................... 17

INDEPENDENT AUDITORS............................................................................................. 17

OTHER MATTERS.................................................................................................... 17

ANNUAL REPORT.................................................................................................... 17

FORM 10-K........................................................................................................ 18

STOCKHOLDER PROPOSALS............................................................................................ 18



                              MICHAELS STORES, INC.
                             8000 BENT BRANCH DRIVE
                               IRVING, TEXAS 75063


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2000

                                  ------------

                          GENERAL QUESTIONS AND ANSWERS

Q:   WHEN IS THE PROXY STATEMENT BEING MAILED?

A: This Proxy Statement is first being mailed on or about August 11, 2000 to stockholders of the Company by the Board to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders.


Q:   WHEN IS THE ANNUAL MEETING AND WHERE WILL IT BE HELD?

A: The Annual Meeting will be held on Wednesday, September 13, 2000, at 10:30 a.m. central time at The Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas.


Q:   WHO MAY ATTEND THE ANNUAL MEETING?

A:   All stockholders of the Company may attend the Annual Meeting.


Q:   WHO IS ENTITLED TO VOTE?

A: Stockholders as of the close of business on July 26, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.


Q:   ON WHAT AM I VOTING?

A:   You will be voting on:
     -    The election of two members to the Board for terms expiring in 2003;
          and
     - Such other business as may properly come before the Annual Meeting or any adjournments thereof.


Q:   HOW DO I VOTE?

A: You may vote by either attending the Annual Meeting or signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card. If you then decide to attend the Annual Meeting, you may revoke your Proxy by voting in person.

     All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted:

     - "FOR" the election of each of the persons identified in "Proposal No.1: Election of Two Directors" as nominees for election as directors of the Company for a term expiring in 2003; and

     - At the discretion of the Proxy holders with regard to any other matter that may properly come before the Annual Meeting.

     Where a stockholder has properly specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by (i) providing written notice of revocation to Computershare Investor Services, L.L.C., 1601 Elm Street, Suite 4340, Dallas, Texas 75201 by September 12, 2000, or (ii) attending the Annual Meeting and voting in person.


Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to ensure that all your shares are voted.


Q:   WHO WILL COUNT THE VOTE?

A: Representatives of Computershare Investor Services, L.L.C., the Company's transfer agent, will tabulate the votes and act as inspectors of election.


Q:   WHAT CONSTITUTES A QUORUM?

A: As of the Record Date, 36,037,655 shares of the Company's Common Stock were issued and outstanding. A majority of the issued and outstanding shares, present or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will be excluded from, and have no effect on the outcome of, the election of directors.


Q:   WHAT IS THE REQUIRED VOTE FOR ELECTION OF EACH DIRECTOR?

A: The required vote for election of each director is a plurality of the votes of the shares of Common Stock having voting power present or represented by Proxy at the Annual Meeting.


Q:   HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Company has hired Corporate Investor Communications, Inc. to assist in the distribution of proxy materials and solicitation of votes at a cost of $4,000, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of Common Stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for such services.

                                 PROPOSAL NO. 1:
                            ELECTION OF TWO DIRECTORS

      The Board has recently been reduced in size and is presently composed of five members, a majority of whom are independent directors. The Board is divided into three classes, with each of two classes consisting of two directors and one class consisting of one director. Members of each class of directors generally serve for a term of three years. A director serves until the Annual Meeting of Stockholders in the year in which his or her term expires or until a successor is elected and qualified.

      The terms of Messrs. Sam Wyly and Richard C. Marcus expire at this Annual Meeting, and the Board has nominated each of them for reelection at the Annual Meeting as a director to serve for a three-year term expiring at the Company's Annual Meeting of Stockholders in 2003 or until his successor is elected and qualified. In order to be elected a director, a nominee must receive a plurality of the votes of the shares of Common Stock having voting power present or represented by Proxy at the Annual Meeting.

      The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than two nominees. Set forth below is information as to the nominees for election at the Annual Meeting and each of the directors whose term of office will continue after the Annual Meeting, including their ages, present principal occupations, other business experiences during the last five years, membership on committees of the Board and directorships in other publicly-held companies.

                                                                                        YEAR
                                                                                        TERM
           NAME                    AGE                POSITION                         EXPIRES
           ----                    ---                --------                         -------
Nominees for a three-year
term ending in 2003:
   Sam Wyly (1)                     65    Chairman of the Board of Directors            2000
   Richard C. Marcus (2)            61    Director                                      2000
Continuing Directors:
   Charles J. Wyly, Jr. (1)         66    Vice Chairman of the Board of Directors       2001
   Richard E. Hanlon (2)(3)         52    Director                                      2001
   Elizabeth A. VanStory (2)        38    Director                                      2002


------------------------

(1)   Member of the Executive Committee and the Compensation Committee.
(2)   Member of the Audit Committee and the 1997 Stock Option Committee.
(3) Member of the Key Employee Stock Compensation Program Committee, the 1992 Non-Statutory Plan Committee and the 1994 Non-Statutory Plan Committee, and an alternate on the Compensation Committee.

      Mr. Sam Wyly has served as Chairman of the Board of the Company since 1984. Mr. Wyly is an entrepreneur who has created and managed several public and private companies. He founded University Computing Company, which became one of the first computer utility networks and one of the first software products companies. He was a founder and, until its recent acquisition by another company, was Chairman and a director of Sterling Software, Inc., a worldwide supplier of software products. He was also Chairman of the Executive Committee and a director of Sterling Commerce, Inc., until its recent acquisition by another company, and was Chairman and a director of Scottish Annuity & Life Holdings, Ltd., a variable life insurance and reinsurance company. He was a founding partner of Maverick Capital, Ltd., a manager of equity hedge funds.

      Mr. Marcus became a director of the Company in July 1999. Since January 1997, Mr. Marcus has served as Senior Advisor to Peter J. Solomon Company, an investment banking company. From

December 1994 through December 1995, Mr. Marcus served as Chief Executive Officer of Plaid Clothing Group, a manufacturer of men's tailored clothing. He is currently on the boards of directors of Zale Corporation, Fashionmall.com and GiftCertificates.com. Prior to these activities, Mr. Marcus was with Neiman Marcus for 27 years and served as Chairman and Chief Executive Officer from 1979 through 1988.

      Mr. Charles J. Wyly, Jr. became a director of the Company in 1984 and Vice Chairman of the Board in 1985. He co-founded Sterling Software, Inc. in 1981 and, until its recent acquisition by another company, had served as a director and since 1984 as Vice Chairman of the Board. Mr. Wyly is a director of Scottish Annuity & Life Holdings, Ltd. Mr. Wyly served from 1964 to 1975 as an officer and director, including serving as President from 1969 to 1973, of University Computing Company. Mr. Wyly and his brother, Sam Wyly, founded Earth Resources Company, an oil refining and silver mining company, and Charles J. Wyly, Jr. served as Chairman of the Board of that company from 1968 to 1980. Mr. Wyly served as Vice Chairman of the Bonanza Steakhouse chain from 1967 to 1989 and served as a director of Sterling Commerce, Inc. from December 1995 until its recent acquisition by another company.

      Mr. Hanlon became a director of the Company in April 1990. Since February 1995, Mr. Hanlon has been Vice President--Investor Relations of America Online, Inc., a provider of Internet online services. From March 1993 until February 1995, Mr. Hanlon was President of Hanlon & Co., a consulting firm, and from 1988 until 1993 was Vice President--Corporate Communications and Secretary of LEGENT Corporation.

      Ms. VanStory became a director of the Company in July 1999. Since June 1999, she has served as President of iMotors.com. From 1997 to June 1999, Ms. VanStory was Vice President of OfficeDepot.com, a division of Office Depot, Inc. From 1995 to 1997, she served as Vice President and General Manager of New Media for The Weather Channel. Ms. VanStory began her career in interactive media as Director of Marketing for Bell Atlantic Video Services, where she served from 1992 to 1995. From 1988 to 1992, she held several marketing positions with MCI Telecommunications Corporation. Ms. VanStory was previously a director of shop.org, an online retailing association.

                          BOARD MEETINGS AND COMMITTEES

      During fiscal year 1999, our Board held five meetings. In addition to meetings of the full Board, directors attended meetings of Board committees. All incumbent directors attended at least 75% of all Board and applicable committee meetings.

      Our Board had seven standing committees in fiscal year 1999. The Company does not have a standing nominating committee.

      - The EXECUTIVE COMMITTEE has the power to act on behalf of the Board and to direct and manage the business and affairs of the Company whenever the Board is not in session. Committee members are Sam Wyly (Chairman) and Charles J. Wyly, Jr. During fiscal year 1999, the Executive Committee did not meet, but acted by unanimous written consent of the members four times.

      - The AUDIT COMMITTEE reviews the professional services and independence of the Company's independent auditors and the Company's accounts, procedures and internal controls. The Audit Committee: recommends to the Board for appointment the firm selected to be independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit; reviews and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; evaluates problem areas having a potential financial impact on the Company that may be brought to its attention by management or the independent auditors or the Board; and evaluates all public financial reporting documents of the Company.

           We have adopted an Audit Committee Charter which is attached to this Proxy Statement as Appendix A. This Charter requires our Audit Committee to undertake a variety of activities designed to assist our Board in fulfilling its oversight role regarding our auditors' independence, our financial reporting process, our system of internal control and our compliance with applicable laws, rules and regulations. The Charter also makes it clear that the independent auditors are ultimately accountable to the Board and the Audit Committee, not management.

           The members of our Audit Committee are Richard C. Marcus (Chairman), Richard E. Hanlon and Elizabeth A. VanStory, all of whom are independent directors. During fiscal year 1999, the Audit Committee met three times.

      - The COMPENSATION COMMITTEE reviews and approves salaries and bonuses for officers and key employees of the Company. Committee members are Charles J. Wyly, Jr. (Chairman) and Sam Wyly. Richard E. Hanlon is an alternate member. During fiscal year 1999, the Compensation Committee met two times.

      - The 1997 STOCK OPTION COMMITTEE administers the 1997 Stock Option Plan and has the power to grant options, determine the number of shares to be covered by each option and determine when the options will be exercisable. Committee members are Richard E. Hanlon (Chairman), Richard C. Marcus and Elizabeth A. VanStory. During fiscal year 1999, the 1997 Stock Option Committee did not meet, but acted by unanimous written consent of the members 15 times.

      - The KEY EMPLOYEE STOCK COMPENSATION PROGRAM COMMITTEE administers the Company's Key Employee Stock Compensation Program, the 1992 NON-STATUTORY PLAN COMMITTEE administers the 1992 Non-Statutory Stock Option Plan, and the 1994 NON-STATUTORY PLAN COMMITTEE administers the 1994 Non-Statutory Stock Option Plan. Richard E. Hanlon is the committee member of each of these committees. No further stock options, restricted stock awards or stock appreciation rights are issuable under any of these three plans. During fiscal year 1999 none of these committees met.

                        EXECUTIVE OFFICERS OF THE COMPANY


            NAME                AGE                    POSITION
            ----                ---                    --------
Sam Wyly                         65      Chairman of the Board of Directors
Charles J. Wyly, Jr.             66      Vice Chairman of the Board of Directors
R. Michael Rouleau               62      Chief Executive Officer
John C. Martin                   50      President and Chief Operating Officer
Stephen W. Davis                 33      Executive Vice President--Michaels.com
Bryan M. DeCordova               44      Executive Vice President--Chief Financial Officer
Lawrence H. Fine                 47      Executive Vice President--General Merchandise Manager
Edward F. Sadler                 55      Executive Vice President--Store Operations
Douglas B. Sullivan              49      Executive Vice President--Development
James F. Tucker                  55      Executive Vice President--Chief Information Officer
Anthony B. D'Onofrio             45      Senior Vice President--Logistics and Distribution
Duane E. Hiemenz                 46      Senior Vice President--New Business Development
James C. Neustadt                52      Senior Vice President--Advertising and Marketing


      Information concerning the business experience of each of Mr. Sam Wyly and Mr. Charles J. Wyly, Jr. is provided under "Proposal No. 1: Election of Two Directors."

      Mr. Rouleau served as President from April 1997 to June 1999 and has been Chief Executive Officer since April 1996. Prior to joining us, Mr. Rouleau had served as Executive Vice President of Store Operations for Lowe's Companies, Inc. ("Lowe's") since May 1992 and in addition as President of Lowe's Contractor Yard Division since February 1995. Prior to joining Lowe's, Mr. Rouleau was a co-founder and President of Office Warehouse, which subsequently merged into Office Max.

      Mr. Martin became President and Chief Operating Officer in June 1999. From 1996 until he joined us, he served as President--Retail Stores for Office Max. Prior to being named as President--Retail Stores, he held the positions of Executive Vice President--Store Operations and Senior Vice President--Mergers & Acquisitions of Office Max during the period from 1992 to 1996.

      Mr. Davis became Executive Vice President--Michaels.com in December 1999. From 1995 until joining us, he held the positions of Senior e-Commerce Specialist and Certified e-Commerce Strategist with International Business Machines Corp. (IBM).

      Mr. DeCordova became Executive Vice President--Chief Financial Officer in March 1997. From 1990 until joining us, he served as Vice President of Finance and Chief Financial Officer, and from May 1991 also as Treasurer for Duckwall-ALCO Stores, Inc.

      Mr. Fine became Executive Vice President--General Merchandise Manager in December 1996. From 1995 until joining us, he was Senior Vice President of Merchandising for Party City Corp. Prior to Party City, he held a variety of merchandising positions with the Jamesway Corporation for nearly 16 years.

      Mr. Sadler became Executive Vice President--Store Operations in October 1999. From June 1995 until joining us, he was Regional Vice President and subsequently Senior Vice President--Stores of Caldor. Prior to Caldor, Mr. Sadler served with the Target Stores division of Dayton Hudson Corporation for 19 years, most recently as Vice President--Store Operations.

      Mr. Sullivan became Executive Vice President--Development in April 1997. He joined the Company in 1987 and has served in a variety of capacities, overseeing the Company's store operations, distribution, store opening, real estate, legal and personnel functions, including serving as President from August 1995 to April 1997. Prior to joining us, Mr. Sullivan had served with Family Dollar Stores, Inc. for 11 years, most recently as Vice President--Real Estate.

      Mr. Tucker became Executive Vice President--Chief Information Officer in June 1997. From 1994 until joining us, Mr. Tucker held the positions of Vice President of MIS and subsequently Senior Vice President and Chief Information Officer for Shopko Stores, Inc. Prior to 1994, Mr. Tucker held the position of Vice President--Management Information Services for Trans World Music Corp.

      Mr. D'Onofrio joined us as Senior Vice President--Logistics and Distribution in August 1999. From 1997 until joining us, he was Vice President--Operations and Engineering for MERCK. Prior to MERCK, he held a variety of distribution and logistics positions with the Pepsi-Cola Company for 16 years, most recently as Senior Director of Technology, Product and Process Development.

      Mr. Hiemenz became Senior Vice President--New Business Development in October 1999, after joining us as a Zone Vice President in July 1996 and serving as Executive Vice President--Store Operations from August 1996 to October 1999. Prior to joining the Company, Mr. Hiemenz had served with Lowe's for 9 years, most recently as a Regional Vice President since 1992.

      Mr. Neustadt joined us as Senior Vice President--Advertising and Marketing in June 1998. From 1994 until joining us, Mr. Neustadt was Vice
President--Advertising for Lowe's. Prior to Lowe's, he held a variety of advertising and marketing positions with Montgomery Ward, Handy Andy and Payless Cashways, Inc.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

      The following table sets forth information regarding the beneficial ownership of Common Stock by each person known by the Company to own 5% or more of the outstanding shares of Common Stock, each director of the Company, certain Named Executives (as defined herein), and the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted. The percentage of beneficial ownership is calculated based on (i) each of such person's holdings on July 26, 2000 and
(ii) 36,037,655 shares of Common Stock outstanding as of July 26, 2000.

                                                                                     AMOUNT AND
                                                                                     NATURE OF
NAME OF BENEFICIAL OWNER OR                                                          BENEFICIAL            PERCENT
NUMBER OF PERSONS IN GROUP                                                          OWNERSHIP(1)          OF CLASS
--------------------------                                                      -------------------     ------------

Sam Wyly......................................................................     1,236,822 (2)             3.4
Charles J. Wyly, Jr...........................................................       666,444 (3)             1.8
R. Michael Rouleau............................................................       132,301 (4)              *
John C. Martin................................................................       150,000 (5)              *
Douglas B. Sullivan...........................................................        59,084 (6)              *
Richard E. Hanlon.............................................................        52,600 (7)              *
James F. Tucker...............................................................        28,089 (8)              *
Richard C. Marcus.............................................................        50,000 (9)              *
Elizabeth A. VanStory.........................................................        50,000 (9)              *
First Pacific Advisors, Inc. .................................................     4,182,273 (10)           11.6
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, California  90064
The Wyly Group................................................................     1,903,266 (11)            5.2
  300 Crescent Court, Suite 1000
  Dallas, Texas  75201
Putnam Investments, Inc.......................................................     2,755,492 (12)            7.6
  One Post Office Square
  Boston, Massachusetts  02109
Capital Research & Management Company.........................................     2,491,600 (13)            6.9
  333 South Hope Street
  Los Angeles, California  90071
Dimensional Fund Advisors Inc. ...............................................     1,781,700 (14)            4.9
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California  90401
All current directors and executive officers
  as a group (16 persons).....................................................     2,543,080 (15)            6.8


-----------------

 *     Less than 1%.
(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of Common Stock owned as of July 26, 2000 by the person indicated and shares underlying options owned by such person on July 26, 2000 that were exercisable within 60 days of that date. Persons holding shares of Common Stock pursuant to the Michaels Stores, Inc. Employees 401(k) Plan (the "401(k) Plan") have sole voting power and investment power with respect to such shares.
(2) Includes 400,000 shares under options; 589,536 shares held of record by Tallulah, Ltd. (a limited partnership of which Mr. Wyly is a general partner); and 74,786 shares held of record by family trusts of which Mr. Wyly is Trustee.
(3) Includes 200,000 shares under options held by Stargate, Ltd. (a limited partnership, the general partner of which is a trust of which Mr. Wyly is one of the trustees); 80,000 shares held of record by Stargate, Ltd.; and 386,444 shares held of record by family trusts of which Mr. Wyly is Trustee.
(4) Includes 99,999 shares under options and 3,273 shares owned pursuant to the 401(k) Plan.
(5)    Includes 150,000 shares under options.
(6) Includes 24,999 shares under options and 210 shares pursuant to the 401(k) Plan.
(7)    Includes 50,000 shares under options.
(8) Includes 24,999 shares under options and 1,090 shares owned pursuant to the 401(k) Plan.
(9)    Consists of 50,000 shares under options.
(10) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 10, 2000, First Pacific Advisors, Inc., a registered investment adviser, shares the power to dispose or to direct the disposition of 4,182,273 shares of Common Stock and shares the power to vote or to direct the vote of 1,255,200 of those shares of Common Stock.
(11)   The Wyly Group consists of Sam Wyly and Charles J. Wyly, Jr. Based on a
       Schedule 13D/A filed with the Securities and Exchange Commission dated April 26, 1999, as supplemented by additional information made available to the Company, Sam Wyly has sole voting power with respect to 836,822 shares of Common Stock, and sole dispositive power with respect to 1,236,822 shares of Common Stock. Charles J. Wyly, Jr. has sole dispositive power with respect to 666,444 shares of Common Stock and sole voting power with respect to 466,444 shares of Common Stock.
(12) This information is based on a Schedule 13G filed with the Securities and Exchange Commission dated February 17, 2000, filed by Putnam Investments, Inc. on behalf of (a) itself, (b) its parent holding company, Marsh & McLennan Companies, Inc., and (c) two of its wholly-owned subsidiaries, Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc. Based on such Schedule 13G, of the 2,755,492 shares reported, Marsh & McLennan Companies, Inc. has no voting or dispositive power with respect to any of such shares, Putnam Investments, Inc. has shared voting power only with respect to 11,579 of such shares and shared dispositive power only with respect to all of such shares, Putnam Investment Management, Inc. has no voting power with respect to any of such shares and shared dispositive power only with respect to 2,731,518 of such shares, and The Putnam Advisory Company, Inc. has shared voting power only with respect to 11,579 of such shares and shared dispositive power only with respect to 23,974 of such shares.
(13) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 11, 2000, Capital Research & Management Company, a registered investment adviser, has the sole power to dispose or to direct the disposition of 2,497,600 shares of Common Stock but does not have the power to vote such shares of Common Stock.
(14) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 3, 2000, Dimensional Fund Advisers Inc., a registered investment adviser, has the sole power to vote and dispose of such shares.
(15) Includes 112,913 shares under options held by 4 executive officers not named in the table.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding compensation paid or accrued by the Company to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, employed by the Company at the end of fiscal year 1999, based on salary and bonus earned during fiscal year 1999 and the Vice Chairman of the Board (the "Named Executives").



                                                                                                  LONG-TERM COMPENSATION
                                                                                    -------------------------------------------
                                                  ANNUAL COMPENSATION                          AWARDS                PAYOUTS
                                     ---------------------------------------------  ----------------------------  -------------
                                                                                     RESTRICTED     SECURITIES
                                                                    OTHER ANNUAL        STOCK       UNDERLYING        LTIP
                             FISCAL                                 COMPENSATION       AWARDS        OPTIONS/        PAYOUTS
NAME AND PRINCIPAL POSITION   YEAR     SALARY ($)      BONUS ($)         ($)             ($)       SARS (#) (1)        ($)
--------------------------- -------- --------------- ------------  ---------------  ------------- --------------  -------------
R. Michael Rouleau,           1999      531,924         309,004          -                -           100,000           -
    Chief Executive Officer   1998      512,698         250,000       54,634 (3)          -           100,000           -
                              1997      500,000         300,000          -                -           400,000           -

Sam Wyly,                     1999      450,000             -            -                -           400,000           -
    Chairman of the           1998      450,000             -            -                -               -             -
    Board of Directors        1997      450,000             -            -                -         1,200,000           -

Charles J. Wyly, Jr.,         1999      225,000             -            -                -           200,000           -
    Vice Chairman of the      1998      225,000             -            -                -               -             -
    Board of Directors        1997      225,000             -            -                -           600,000           -

John C. Martin,               1999      259,616 (4)     270,000          -                -           450,000           -
    President and Chief
    Operating Officer

Douglas B. Sullivan,          1999      299,988         150,000          -                -            25,000           -
    Executive Vice President  1998      299,988         120,000          -                -            25,000           -
    Development               1997      300,000         150,000          -                -               -             -

James F. Tucker,              1999      238,731         115,875          -                -            25,000           -
    Executive Vice President  1998      230,712          90,000          -                -            25,000           -
    CIO                       1997      142,789 (8)     105,000          -                -           100,000           -



                                   ALL OTHER
                                 COMPENSATION
                                      ($)
                                -------------
R. Michael Rouleau,                 52,440(2)
    Chief Executive Officer         22,342(2)
                                    22,335(2)

Sam Wyly,                               -
    Chairman of the                     -
    Board of Directors                  -

Charles J. Wyly, Jr.,                   -
    Vice Chairman of the                -
    Board of Directors                  -

John C. Martin,                    168,411(5)
    President and Chief
    Operating Officer

Douglas B. Sullivan,                34,478(6)
    Executive Vice President        23,616(6)
    Development                     23,902(6)

James F. Tucker,                     7,827(7)
    Executive Vice President        72,793(7)
    CIO                             97,934(7)


-----------------------

(1)   Options to acquire shares of Common Stock.
(2) The amounts shown include (i) life insurance premiums paid by the Company in the amounts of $28,940, $20,130 and $20,181 in fiscal years 1999, 1998 and 1997, respectively, (ii) annual matching contributions paid by the Company for Mr. Rouleau's account pursuant to the Company's Deferred Compensation Plan in the amount of $18,500 in fiscal 1999 and (iii) annual matching contributions paid by the Company for Mr. Rouleau's account pursuant to the Company's 401(k) Plan in the amounts of $5,000, $2,212 and $2,154 in fiscal years 1999, 1998 and 1997, respectively.
(3) Includes an automobile paid for by the Company for Mr. Rouleau in the amount of $52,933.
(4)   Mr. Martin joined the Company on June 28, 1999.
(5)   Includes $166,917 in relocation expenses paid by the Company.
(6) The amounts shown include (i) life insurance premiums paid by the Company in the amounts of $21,870, $21,291 and $21,437 in fiscal years 1999, 1998 and 1997, respectively, (ii) annual matching contributions paid by the Company for Mr. Sullivan's account pursuant to the Company's Deferred Compensation Plan in the amount of $7,608 in fiscal 1999 and (iii) annual matching contributions paid by the Company for Mr. Sullivan's account pursuant to the Company's 401(k) Plan in the amounts of $5,000, $2,325 and $2,077 in fiscal years 1999, 1998 and 1997, respectively.
(7) The amounts shown include (i) annual matching contributions paid by the Company for Mr. Tucker's account pursuant to the Company's Deferred Compensation Plan in the amount of $1,846 in fiscal 1999, (ii) annual matching contributions paid by the Company for Mr. Tucker's account pursuant to the Company's 401(k) Plan in the amounts of $5,000 and $3,922 in fiscal years 1999 and 1998, respectively, and (iii) relocation expenses paid for by the Company in the amounts of $68,871 and $97,934 in fiscal years 1998 and 1997, respectively.
(8)   Mr. Tucker joined the Company on June 8, 1997.

OPTION GRANTS DURING FISCAL YEAR 1999

      The following table provides information related to options granted to the Named Executives during fiscal year 1999.






                                                                                            POTENTIAL REALIZABLE
                                    INDIVIDUAL GRANTS                                         VALUE AT ASSUMED
--------------------------------------------------------------------------------------      ANNUAL RATES OF STOCK
                           NUMBER OF       % OF TOTAL                                        PRICE APPRECIATION
                           SECURITIES     OPTIONS/SARS                                        FOR OPTION TERM (1)
                          UNDERLYING       GRANTED TO       EXERCISE OR                  ----------------------------
                         OPTIONS/SARS     EMPLOYEES IN      BASE PRICE     EXPIRATION
        NAME            GRANTED (#) (2)    FISCAL YEAR      ($/SH) (3)        DATE           5% ($)           10% ($)
---------------------  ----------------  -------------    ------------   -------------   ---------------  -----------
R. Michael Rouleau       100,000 (4)         3.87             29.125        07/29/04           804,670     1,778,110
Sam Wyly                 400,000 (5)        15.46             17.906        02/29/04         1,978,867     4,372,778
Charles J. Wyly, Jr.     200,000 (6)         7.73             17.906        02/29/04           989,433     2,186,389
John C. Martin           450,000 (7)        17.40             22.625        05/01/04         2,812,892     6,215,755
Douglas B. Sullivan       25,000 (4)         0.97             29.125        07/29/04           201,168       444,528
James F. Tucker           25,000 (4)         0.97             29.125        07/29/04           201,168       444,528

------------------


(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, nontransferability or vesting over periods. The use of the assumed 5% and 10% returns is established by the Securities and Exchange Commission and is not intended by the Company to forecast possible future appreciation of the price of the Common Stock.
(2)   Options to acquire shares of Common Stock.
(3) The option exercise price may be paid in shares of Common Stock owned by the Named Executives, in cash, or in any other form of valid consideration or a combination of any of the foregoing, in some cases as determined by the Board or the Committees of the Board administering the various stock option plans, in their discretion. The exercise price of each option was equal to the fair market value of the Common Stock on the date of grant.
(4) Stock options became exercisable with respect to 1/3 of the shares covered thereby on July 30, 2000 and will become exercisable with respect to 1/3 of the shares covered thereby on each of July 30, 2001 and July 30, 2002.
(5)   Stock options are exercisable immediately.
(6) Stock options are exercisable immediately and are held by Stargate, Ltd., the general partner of which is a trust of which Charles J. Wyly, Jr. is one of the trustees.
(7) Stock options became exercisable with respect to 1/3 of the shares covered thereby on May 2, 2000 and will become exercisable with respect to 1/3 of the shares covered thereby on each of May 2, 2001 and May 2, 2002.

OPTION EXERCISES DURING FISCAL YEAR 1999 AND FISCAL YEAR-END OPTION VALUES

      The following table provides information related to options exercised by the Named Executives during fiscal year 1999 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.




                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                                                             OPTIONS/SARS AT FY-END (#)           AT FY-END ($) (1)
                            SHARES                        --------------------------------   -------------------------
                           ACQUIRED           VALUE
        NAME            ON EXERCISE (#)  REALIZED($)(2)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
---------------------  ----------------  --------------   --------------- ---------------- --------------  ---------------
R. Michael Rouleau         180,500          3,072,229         402,833         166,667          2,078,438                -
Sam Wyly                         -                  -       1,525,000               -          9,965,605                -
Charles J. Wyly, Jr.             -                  -         800,000 (3)           -          5,193,740                -
John C. Martin                   -                  -               -         450,000                  -        1,968,750
Douglas B. Sullivan        110,500          2,060,525           8,333          41,667                  -                -
James F. Tucker             10,000            143,750          73,333          41,667            475,625                -

------------------


(1) The closing price for the Company's Common Stock as reported through The Nasdaq Stock Market on January 28, 2000, the last trading day of the fiscal year 1999, was $27.00. Value is calculated on the basis of the difference between the option exercise price and $27.00 multiplied by the number of shares of Common Stock underlying the option.
(2) Value realized is calculated based on the difference between the aggregate exercise price of the options exercised and the aggregate market value of the shares of Common Stock acquired on the date of exercise.
(3) Unexercised stock options held by Stargate, Ltd., the general partner of which is a trust of which Charles J. Wyly, Jr. is one of the trustees.

COMPENSATION OF DIRECTORS

      Directors who are salaried employees of the Company are not compensated for their Board activities. The Company pays Sam Wyly $37,500 per month for serving as Chairman of the Board and Charles J. Wyly, Jr. $18,750 per month for serving as Vice Chairman of the Board.

      Each director who is not a salaried employee of the Company receives an annual fee of $24,000 for service as a member of the Board, and a fee of $1,000 for attendance at each regular or special Board meeting. In addition, each member of the Audit Committee receives a fee of $1,000 for attendance at each meeting of that committee.

      Pursuant to a consulting arrangement with the Company, Michael C. French, who was a member of the Board during fiscal year 1999, received from the Company a non-refundable retainer of $15,000 per month for his advice and assistance. Jones, Day, Reavis & Pogue, a law firm for which Mr. French is a consultant, provides legal services to the Company, but does not charge the Company for any time spent by Mr. French on any Company matters.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

      The Company has a six-year employment agreement with R. Michael Rouleau, the Chief Executive Officer of the Company, effective April 29, 1997, under which Mr. Rouleau is entitled to receive an annual base salary of $500,000, which with the operation of discretionary increases is currently $650,000, and standard executive officer benefits and to participate in a bonus plan in any year in which a bonus plan is established. For fiscal year 1999, Mr. Rouleau received a bonus of $309,004 pursuant to a bonus plan upon the attainment by the Company of certain performance goals. Upon a change of control of the

Company (a "Change of Control") or if the Company terminates Mr. Rouleau's employment (other than for cause) prior to the expiration of the six-year term, Mr. Rouleau is entitled to continue to receive his base salary and other benefits until April 30, 2003. If Mr. Rouleau's employment is terminated for any reason, at any time, all unvested options then held by him will immediately become fully exercisable and Mr. Rouleau will be entitled to the value of any unvested interest he may have in the Company's 401(k) Plan.

      The Company has an agreement with Douglas B. Sullivan, an executive officer of the Company, which provides for his employment by the Company to age 65 upon a Change of Control for a salary not less than his annual salary immediately preceding the Change of Control and allows him to participate in bonuses with other key management personnel of the Company. This agreement (i) is currently for a term expiring on April 5, 2001 with provisions for annual automatic one-year extensions unless the Company gives notice of non-extension six months prior to any expiration date and, upon a Change of Control, an additional extension of twelve months and (ii) requires the Company to pay to Mr. Sullivan, if his employment is terminated on or prior to his 65th birthday and within one year of a Change of Control, a sum equal to his salary and bonus during the twelve-month period immediately preceding termination.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal year 1999, the members of the Compensation Committee, Sam Wyly and Charles J. Wyly, Jr., were primarily responsible for determining executive compensation. The Board as a whole and the members of the option committees have authority to make decisions related to stock option grants to executive officers and directors.

      Sam Wyly and Charles J. Wyly, Jr. are executive officers of the Company and members of the Executive Committee and the Compensation Committee of the Company. Sam Wyly and Charles J. Wyly, Jr. were, until its recent acquisition by another company, directors and executive officers of Sterling Software, Inc. and members of its executive committee (which was primarily responsible for determining executive compensation) and one of its stock option committees. Charles J. Wyly, Jr. is, and until June 7, 2000, Sam Wyly was, a director of Scottish Annuity & Life Holdings, Ltd. The full board of Scottish Annuity & Life Holdings, Ltd. determines compensation. Accordingly, Sam Wyly and Charles J. Wyly, Jr. have participated in decisions related to compensation of executive officers of each of the Company, Sterling Software, Inc., and Scottish Annuity & Life Holdings, Ltd.

      Sam Wyly is a director and executive officer of GreenMountain.com Company, the board of which makes decisions related to executive compensation.

      Michael C. French is also a director and executive officer of Scottish Annuity & Life Holdings, Ltd. Mr. French participates in compensation decisions related to executive officers of Scottish Annuity & Life Holdings, Ltd.

      Evan A. Wyly, a member of the Board during fiscal year 1999, was, until its recent acquisition by another company, a director of Sterling Software, Inc. Mr. Wyly did not participate in compensation decisions related to executive officers of Sterling Software, Inc. Mr. Wyly is a director and executive officer of GreenMountain.com Company.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

WHAT IS OUR COMPENSATION PHILOSOPHY?

      The objectives of the Company's executive compensation program are to:

       -    attract and retain highly qualified and productive people;
       -    motivate employees to high levels of performance;
       -    differentiate individual pay based on performance;
       -    ensure external competitiveness and internal equity; and
       -    align Company, employee and stockholder interests.

The Company does not believe in "bargain rate" executive compensation. Instead, the Company believes that outstanding executives should be compensated generously, both in cash compensation in amounts sufficient to preempt other opportunities for such executives and in stock option awards which align such executives' interests with the interests of the stockholders and stimulate focus on long-term stockholder value enhancement.

HOW IS COMPENSATION DETERMINED?

      In determining base pay, the Compensation Committee considers an individual's experience and prior performance as well as the Company's operating performance and the attainment of planned financial and strategic initiatives. The experience, performance and attainment of initiatives are evaluated by the Compensation Committee on a subjective basis and no particular weight is given to any particular factor.

      In determining executive bonuses, the Compensation Committee provides financial incentives to those members of management who can make an important contribution to the Company's success by tying the bonuses to the attainment of certain financial objectives which may be different from individual to individual. Each participating executive is entitled to a bonus equal to a certain percentage of that executive's salary based upon the attainment of such objectives.

      In determining compensation through stock option awards, the 1997 Stock Option Committee (or the Board as a whole) makes discretionary grants, based upon the level of responsibility and performance of the individual grantee.

HOW ARE OUR INCENTIVE COMPENSATION PROGRAMS USED TO FOCUS MANAGEMENT ON INCREASING STOCKHOLDER VALUE?

      We maintain the Company's stock option plans for its executive officers, directors, key employees, advisers and consultants. We believe that the grant of options aligns executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return. The grant of options also allows executives to develop and maintain a significant long-term ownership position in the Company's Common Stock.

HOW HAVE WE RESPONDED TO THE IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION?

      It is our intent, to the extent feasible, that executive compensation will not be subject to the annual $1,000,000 limitation on the tax deduction the Company may claim for compensation of certain executives. Options granted under the 1994 Non-Statutory Stock Option Plan and the 1997 Stock Option Plan are intended to meet the performance based compensation exception to the IRS deduction limitation.

HOW IS THE CEO COMPENSATED?

      As the Company's Chief Executive Officer, Mr. Rouleau received a base salary of $531,924 during fiscal year 1999. Mr. Rouleau's incentive compensation for fiscal year 1999, in the form of a bonus, was based upon the attainment by the Company of specified financial objectives. With respect to fiscal year 1999, Mr. Rouleau received $309,004 in a cash bonus. Mr. Rouleau also received stock options for 100,000 shares of Common Stock.

HOW ARE THE OTHER EXECUTIVE OFFICERS COMPENSATED?

      The Company's other executive officers usually receive a base salary, annual cash bonuses, long-term incentive compensation in the form of stock options and various benefits. As described above, the Compensation Committee annually reviews the compensation for the Company's executive officers and determines the compensation for each executive based upon the executive's performance, the Company's attainment of certain financial and strategic objectives and other factors. The 1997 Stock Option Committee also evaluates the executive officers' performance in determining whether to grant any stock options to the executives.

This report is submitted by the members during fiscal year 1999 of the Compensation and 1997 Stock Option Committees:



                                          1997 STOCK
         COMPENSATION                       OPTION
          COMMITTEE                        COMMITTEE
          ---------                        ---------
           Sam Wyly                      F. Jay Taylor
     Charles J. Wyly, Jr.              Richard E. Hanlon


                             STOCK PERFORMANCE CHART

      The following chart compares the yearly changes in the total stockholder return on the Company's Common Stock against two other measures of performance. The comparison is on a cumulative basis for the Company's last five fiscal years. The two other performance measures are the Dow Jones Equity Market Index and the Dow Jones Retail--Other Specialty Index. In each case, we assumed an initial investment of $100 on January 27, 1995. The Company paid no dividends during such five-year period.

                                STOCK PERFORMANCE

                                    [GRAPH]























---------------------------------------------------------------------------------------------------------------------------------
                                        27-Jan-95        26-Jan-96       31-Jan-97      30-Jan-98       29-Jan-99      28-Jan-00
---------------------------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc.                     100.00           36.43           37.50          87.86           53.57          81.20
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones Equity
Market Index                              100.00          135.57          175.46         223.12          296.25         318.87
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones Retail -
Other Specialty Index                     100.00           89.72          106.73         157.27          274.99         302.15
---------------------------------------------------------------------------------------------------------------------------------


                              CERTAIN TRANSACTIONS

      During fiscal 1999, the Company paid to C&S Aviation, Ltd., a partnership of which Sam Wyly and Charles J. Wyly, Jr. are managing members, $109,688 for the rental of an airplane. Also, the Company paid $129,951 in fiscal 1999 to Sterling Commerce, Inc. for the purchase of services and software. Sam Wyly, Charles J. Wyly, Jr. and Evan A. Wyly served as directors of Sterling Commerce, Inc., until its recent acquisition by another company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, the Company believes that its officers and directors and persons who own more than 10% of a registered class of the Company's equity securities have complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

      We have engaged Ernst & Young LLP as independent auditors to audit and report to our stockholders on our financial statements for fiscal 2000. During fiscal 1999, there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

      We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by Proxies will be voted in accordance with the judgement of the Proxy holders.

                                  ANNUAL REPORT

      The Annual Report to Stockholders of the Company, including financial statements for the fiscal year ended January 29, 2000, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

                                    FORM 10-K

      COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (EXCLUDING EXHIBITS) ARE AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MICHAELS STORES, INC., 8000 BENT BRANCH DRIVE, IRVING, TEXAS 75063, ATTENTION: INVESTOR RELATIONS DEPARTMENT. Exhibits to the Form 10-K will be furnished upon payment of a fee of $0.50 per page to cover the Company's expenses in furnishing the exhibits.

                              STOCKHOLDER PROPOSALS

      To be considered for inclusion in our proxy statement for the 2001 Annual Meeting, proposals of stockholders must be in writing and received by us no later than April 13, 2001. To be presented at the 2001 Annual Meeting without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than June 27, 2001. Such proposals should be mailed to Michaels Stores, Inc., P.O. Box 619566, DFW, Texas 75261-9566 and directed to the Secretary of the Company.


                                             By Order of the Board of Directors



                                                        MARK V. BEASLEY
                                                          SECRETARY


Irving, Texas
August 11, 2000

                                                                     APPENDIX A

                              MICHAELS STORES, INC.

                             Audit Committee Charter
                          (as adopted on May 31, 2000)


ORGANIZATION

This charter governs the operations of the audit committee of Michaels Stores, Inc. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

        - The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with Company management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

        - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

        - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

PROXY                                                                     PROXY

                              MICHAELS STORES, INC.


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 13, 2000

      The undersigned hereby appoints Bryan M. DeCordova and Mark V. Beasley, each with power to act without the other and with full power of substitution, as Proxies to vote, as designated below, all stock of Michaels Stores, Inc. owned by the undersigned at the 2000 Annual Meeting of Stockholders to be held at The Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Wednesday, September 13, 2000, at 10:30 a.m. central time, or any adjournment thereof, upon such business as may properly come before the meeting or any adjournment thereof.

      UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES NAMED AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                              MICHAELS STORES, INC.
   PLEASE MARK VOTE IN THE OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/



THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF THE DIRECTORS LISTED BELOW

1.   ELECTION AS DIRECTORS--                For  Withhold  For All       2.  In their discretion on any other matter that may
     NOMINEES:   01-Sam Wyly                All    All     Except            properly come before the meeting or any adjournment
                 02-Richard C. Marcus       / /    / /      / /              thereof.


     -------------------------------------------
     (Except for nominee(s) written above)





                                                                                   ----------------------   -------------, 2000
                                                                                   Signature                Date


                                                                                   ----------------------   -------------, 2000
                                                                                   Signature                Date


                                                                                   Please sign exactly as your name appears hereon
                                                                                   and mail promptly this proxy in then enclosed
                                                                                   envelope. Joint owners should each sign. When
                                                                                   signing as attorney, administrator, executor,
                                                                                   guardian or trustee, please give your full title
                                                                                   as such. If executed by a corporation, the proxy
                                                                                   should be signed by a duly authorized officer.
                                                                                   If executed by a partnership, please sign in the
                                                                                   partnership name by an authorized person.


                                   - FOLD AND DETACH HERE -

                                     YOUR VOTE IS IMPORTANT!

                        PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                              PROMPTLY USING THE ENCLOSED ENVELOPE.